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                         EXHIBIT INDEX


Exhibit        Description                        Page
-------        -----------                        ----

H-1            Proposed Form of Notice            Filed herewith

G-1            Financial Data Schedule - NEES     Filed herewith

G-2            Financial Data Schedule -
               NEES (Consolidated)                Filed herewith